Helping Build Minnesota—The Union Way

The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota
Since Inception in 1984

118	$2.0B	$5.0M	$3.1B	15,257

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (49% affordable)

$7.4B	28.1M	35,358	$3.0B	$292.7M

Total Economic Impact	Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated

PROJECT PROFILE:

LANDMARK TOWER

The HIT provided $18.7 million in funding for the $97.1 million substantial rehabilitation of an office building into the 187-unit Landmark Tower in St. Paul, creating an estimated 616,680 hours of union construction work.

PROJECT PROFILE:

ESTORIA COOPERATIVE OAK MARSH

The HIT provided $21.5 million in funding for the $44.7 million new construction of the 87-unit Estoria Cooperative Oak Marsh which will create an estimated 325,400 hours of union construction work.

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Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

Helping Build Minnesota —The Union Way	MARCH 2026

Beltline Station Building 3—St. Louis Park	One Southside—Minneapolis	Soul—St. Paul

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, President

Minnesota Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
The American Cooperative on Lake Phalen	Maplewood	$20,956,900	$34,267,507	254,300
Labor Retreat Apartments	Minneapolis	$10,750,000	$19,366,543	47,750
One Southside	Minneapolis	$5,000,000	$27,978,588	213,470
Park Plaza / North Creek (Olson Court)	Minneapolis	$48,950,000	$74,715,357	419,940
Beltline Station Building 1	St. Louis Park	$16,207,382	$58,232,914	391,340
Beltline Station Building 3	St. Louis Park	$14,841,856	$50,632,363	338,930
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Landmark Tower	St. Paul	$18,660,000	$97,079,980	616,680
Soul	St. Paul	$64,700,959	$70,470,714	483,560
Estoria Cooperative Oak Marsh	Oakdale	$21,464,400	$44,694,970	325,400

Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of March 31, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com